UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

First Perry Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-153486	25-1817009
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Lincoln Street, Marysville, PA	17053
(Address of principal executive offices)	(Zip Code)

717-957-2196

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 2.01.  Completion of Acquisition or Disposition of Assets

On December 31, 2008, at 4:01 p.m., eastern time, and pursuant to the Agreement and Plan of Consolidation (the “Agreement”), dated as of June 18, 2008, as amended, by and between First Perry Bancorp, Inc. (“First Perry”) and HNB Bancorp, Inc. (“HNB”), Riverview Financial Corporation (the “Corporation”), a Pennsylvania corporation, was formed upon completion of the consolidation of First Perry and HNB and each outstanding share of common stock of First Perry and HNB was converted into 2.435 and 2.520 shares of the Corporation’s common stock, respectively.

Further at 4:02 p.m., eastern time, The First National Bank of Marysville, the wholly-owned subsidiary of First Perry, and Halifax National Bank, the wholly-owned subsidiary of HNB, consolidated to form Riverview National Bank.  Riverview National Bank is the wholly-owned subsidiary of the Corporation.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

As a result of the consolidation, on December 31, 2008, Robert M. Garst became Chief Executive Officer the Corporation and Kirk D. Fox became President of the Corporation.  Mr. Garst formerly served as Executive Vice President to First Perry and President of The First National Bank of Marysville prior to becoming the Chief Executive Officer.  Mr. Fox served as Executive Vice President of HNB and Halifax National Bank prior to becoming President of the Corporation.  Both Mr. Garst and Mr. Fox were also appointed to the board of directors.   Both Mr. Garst and Fox have employment agreements which were assumed by the Corporation.  The information relating to Messrs. Garst and Fox and their employment agreements are incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-153486), as amended.

Also as a result of the consolidation on December 31, 2008, former members of the boards of directors of First Perry and HNB became directors of the Corporation.  The Corporation’s board of directors is classified and the following people have been elected to the classes and terms specified:

Class A directors to serve until the 2011 shareholders’ meeting:

Kirk D. Fox

William L. Hummel

James M. Lebo

John M. Schrantz

David A. Troutman

Class B directors to serve until the 2010 shareholders’ meeting:

Roland R. Alexander

Arthur M. Feld

R. Keith Hite

David W. Hoover

Joseph D. Kerwin

Class C directors to serve until the 2009 shareholders’ meeting:

James G. Ford, II

Robert M. Garst

Paul R. Reigle

The committee assignments for these directors have not yet been determined.

The information relating to Messrs. Garst and Fox and their employment agreements are incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-153486), as amended.

Item 8.01.           Other Events.

On December 31, 2008, the Corporation issued a press release announcing the completion of the consolidation. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

(a)                         Financial Statements and Exhibits

The required financial statements will be filed no later than 71 days after the date that this Form 8-K report is required to be filed or March 12, 2009.

(b)                        Pro Forma Financial Information

The required pro forma information will be filed no later than 71 days after the date that this Form 8-K report is required to be filed or March 12, 2009. An unaudited pro forma combined income statement for the year ended December 31, 2007 is contained in the Registration Statement on No. 333-153486 on Form S-4/A and incorporated herein by reference.

(c)                     Shell Company Transactions.

Not applicable.

(d)                     Exhibits.

Exhibit Number	Description
99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

First Perry Bancorp, Inc.
(Registrant)

Dated: December 31, 2008	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release.